UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2006
StemCells, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19871 (Commission File Number)	94-3078125 (IRS Employer Identification No.)

3155 Porter Drive, Palo Alto, California (Address of principal executive offices)	94304 (Zip Code)
Registrant’s telephone number, including area code: (650) 475-3100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 99.1

ITEM 8.01 OTHER EVENTS.
     On November 16, 2005, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-3 (File No. 333-128797) of StemCells, Inc. (the “Company”) originally filed on October 4, 2005 with the Commission (as amended and supplemented, the “Registration Statement”). The Registration Statement permits the Company to issue, in one or more offerings, shares of common stock at an aggregate initial offering price not to exceed $100,000,000.
     On April 3, 2006, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with UBS Securities LLC (the “Placement Agent”) pursuant to which the Placement Agent has agreed to act as the Company’s placement agent in connection with an offering of up to approximately 11.75 million shares of the Company’s common stock (the “Offering”) under the Registration Statement.
     On April 3, 2006, the Company announced that it had entered into definitive agreements with selected institutional investors to sell approximately 11.75 million shares of common stock at a price of $3.05 per share. The Company expects that the net proceeds of the Offering will be approximately $33 million after deducting the placement agency fees and all estimated offering expenses that are payable by the Company.
     A copy of the Placement Agency Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. The legal opinion of Ropes & Gray LLP relating to the shares of common stock to be sold in the Offering is attached hereto as Exhibit 5.1. The Company’s press release announcing the Offering is filed as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Placement Agency Agreement, dated April 3, 2006, by and between the Company and UBS Securities LLC.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above).

99.1	Press Release of StemCells, Inc. dated April 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEMCELLS, INC.
By:	/s/ Martin McGlynn
Martin McGlynn
President and Chief Executive Officer

Date: April 6, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Placement Agency Agreement, dated April 3, 2006, by and between the Company and UBS Securities LLC.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above).

99.1	Press Release of StemCells, Inc. dated April 3, 2006.